EXHIBIT 99.906CERT

Form N-CSR Item 12(b) Exhibit

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Insured California Municipal Bond Fund II (the “Fund”) that:

(a)                      the Annual Report of the Trust on Form N-CSR for the period ended September 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)                     the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust for such period.

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Eaton Vance Insured California Municipal Bond Fund II

Date: November 17, 2006

/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: November 17, 2006

/s/ Cynthia J. Clemson
Cynthia J. Clemson
President